EXHIBIT 10.3

                             FORM OF
                     ORGANIZATION AGREEMENT
            UNDER WHICH DEBT DESCRIBED IN PROSPECTUS
                  AS "BORROWINGS" WAS INCURRED

     1. General. Each of the undersigned (collectively the "Organizers"), in consideration of the commitments made by each of the other Organizers, hereby agrees to become an Organizer and a member of the Board of Directors of J.C. Investments, Inc., an Indiana corporation (the "Company"). Each Organizer hereby agrees to lend to the Company up to the maximum amount set forth beside his name promptly upon call of the Company from time to time at any time prior to December 31, 1997 (the "Loan Commitment"). The Company is being organized for the express purposes of facilitating the establishment of a new "de novo" commercial bank to service Johnson County, Indiana and surrounding areas ("New Bank"). It is anticipated that each of the Organizers shall be an incorporator of the New Bank and shall also become a Director of the New Bank.
Each of the Organizers agrees to execute (in his capacity as an incorporator or Director of the New Bank or the Company) the necessary regulatory applications, registration statements, and other documents that will be required in connection with the organization of the Company and the New Bank (including the required personal financial and biographical reports and fingerprint cards) and in connection with the Company's planned public stock offering (the "IPO"). Further, although the Company is not at this time offering stock to the Organizers or the public, the Company agrees that each Organizer will have the opportunity in the IPO to purchase from the underwriters an amount of common stock, at the public offering price, equal to at least the principal amount that such Organizer has agreed to lend to the Company in connection with its organization pursuant to this Agreement.

     2. Management of the Company. The Organizers hereby unanimously consent as Directors of the Company (in lieu of holding a meeting) that the affairs of the Company during its organizational stage shall be managed by Steven L. Bechman, its President, and Jeffery L. Goben, its Executive Vice President, who are also Directors of the Company. Messrs. Bechman and Goben are hereby designated by the unanimous consent of the Organizers as the Executive Committee of the Company's Board of Directors, which Executive Committee is hereby authorized to exercise all the powers and authority of the Board of Directors to the fullest extent permissible under the Indiana Business Corporation Law ("IBCL"). The Executive Committee, within the limits established by the IBCL, shall have full authority to manage the Company towards its goal of establishing the New Bank including, but not limited to, the authority:

          (i) to engage legal counsel, independent accountants, and other professional consultants, to act for and on behalf of the Company and to engage an underwriter for the proposed public offering of stock of the Company;

          (ii) to hire employees on such terms and conditions as they deem necessary or appropriate;

          (iii) to make all such applications to the Federal Deposit Insurance Corporation, the Indiana Department of Financial Institutions, the Board of Governors of the Federal Reserve System, and all such other regulatory bodies, as may be required to facilitate the formation of the New Bank as a subsidiary of the Company;

          (iv) to make calls upon the Organizers for Loans in accordance with this Agreement; and

          (v) to take all such further action as may be necessary or appropriate to facilitate the organization of the Company and the New Bank and the making of the IPO.

Each of the Organizers (other than Messrs. Bechman and Goben) understands that he has no authority, as an individual, to act on behalf of the Company or any of the other Organizers, or to bind the Company in any way to third parties.

     3. Terms of Loans; Loans Not Guaranteed or Insured. The Company's obligations to each Organizer to repay amounts advanced pursuant to the Loan Commitment ("Loans") shall be on open account and shall not be evidenced by any note or separate document. The unpaid principal balance of the Loans shall bear interest at the national "prime rate" as quoted in The Wall Street Journal. The principal and interest on the Loans shall be repaid to each Organizer in a single installment on the date of closing of the Company's planned IPO from the proceeds thereof, or (in the unlikely event that the Company then has any assets to fund such repayment) on December 31, 1997 if the IPO has not by then been closed. Each Organizer understands that the amount of any Loans made by him to the Company is risk capital that will be expended by the Company during its development stage, and that the Loans are unsecured corporate obligations that are not in any way guaranteed by Messrs. Bechman or Goben or anyone else, and are not obligations of a bank and are not insured. In the event that the New Bank is not organized or the IPO does not occur for any reason, each Organizer will likely sustain a loss of all or substantially all the principal amount of the Loans.

     4. Representations by the Organizers. Each of the Organizers represents to the Company and to each other that he has sufficient experience and expertise in business and financial matters to evaluate independently the merits and risks of an investment in the Company and the New Bank, that he presently has liquid assets sufficient to fund his Loan Commitment, and that he is prepared to sustain a total loss of his investment. Each Organizer agrees that his personal participation in the management of the Company and the New Bank, and his personal commitment to be a member of the Board of Directors of the Company and the New Bank, are critical to the Company, and to the decision of each other Organizer to join in this Agreement, and therefore that his interest in the Company and his rights and obligations to extend credit under the Loan Commitment, cannot be transferred or assigned by him without the unanimous consent of all the other Organizers and compliance with applicable law. Further, each Organizer promises each other Organizer that, if he later determines that he cannot (or will not) lend all or any part of his Loan Commitment in accordance with his legal commitment to do so indicated on the signature pages thereof, he shall notify the other Organizers immediately.

     5. Notices. Notices to the Company shall be addressed to the President thereof at the following address:

          Steven L. Bechman, President
          J.C. Investments, Inc.
          P.O. Box 469
          Franklin, Indiana  46131

Notices to the Organizers shall be sent to their addresses indicated next to their signatures or to such other address as they may specify by a notice sent to the Company and all other
Organizers.


     6. Counterparts. This Organizers Agreement may be executed in numerous counterparts (one with each individual Organizer).
Each of such counterparts shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

                     ORGANIZATION AGREEMENT

                   COUNTERPART SIGNATURE PAGE

     This Organization Agreement has been executed and delivered to J.C. Investments, Inc. (subject to acceptance or rejection by the Company in its discretion) by the following Organizer on the date set forth below. The Organizer by signing below commits to lend funds upon call of the Company from time to time at any time prior to December 31, 1997, up to the aggregate principal amount of the Loan Commitment set forth opposite his name, and agrees that he shall become a Director of the Company upon its acceptance hereof.

                                    Dollar
    Name, Address                  Amount of
and Taxpayer Identification          Loan
     Number of Organizer          Commitment           Date

_________________________         $____________     __________, 1997
(Signature)

_________________________
Printed Name

_________________________

_________________________

_________________________
Address

_________________________
Taxpayer Identification
Number

                                   ACCEPTED this _______ day of
                                   ________, 1997.

                                   J.C. INVESTMENTS, INC.


                                   By___________________________________
                                      Steven L. Bechman, President
3035\EDGAR\ORGAGR10.3